John Hancock Funds II

John Hancock Technical Opportunities Fund

Supplement dated March 28, 2013

to the current Class A shares Statutory Prospectus and

current Statement of Additional Information

Effective as of the close of business on April 26, 2013, the minimum initial investment amount for Class A shares of John Hancock Technical Opportunities Fund will be lowered from $10,000 to $1,000. The lower $1,000 minimum initial investment amount will apply to Coverdell ESAs. The minimum initial investment amount for group investments remains $250.

In addition, effective as of the close of business on April 26, 2013, the small account value stated in the first sentence of the Small accounts section in the Your account chapter will be lowered to $1,000.

You should read this Supplement in conjunction with the fund’s Statutory Prospectus and/or Statement of Additional Information and retain it for future reference.